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                                                                   EXHIBIT 10.5

                         THE UNITED STATES OF AMERICA



                 CERTIFICATE OF REGISTRATION PRINCIPAL REGISTER

         The Mark shown in this certificate has been registered in the United States Patent and Trademark Office to the named registrant.

         The records of the United States Patent and Trademark Office show that an application for registration of the Mark shown in this Certificate was filed in the Office, that the application was examined and determined to be in compliance with the requirements of the law and with the regulations prescribed by the Commissioner of Patents and Trademarks, and that the Applicant is entitled to registration of the Mark under the Trademark Act of 1946, as Amended.

         A copy of the Mark and pertinent data from the application are a part of this certificate.

         This registration shall remain in force for TEN (10) years, unless terminated earlier as provided by law, and subject to compliance with the provisions of Section 8 of the Trademark Act of 1946, as Amended.





[SEAL]                              ------------------------------------------
                                    Commissioner of Patents and Trademarks


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INT. CL.:5

PRIOR U.S. CLS.: 6, 18, 44, 46, 51, AND 52

                                                            REG. NO. 2,186,559

UNITED STATES PATENT AND TRADEMARK OFFICE              REGISTERED SEP. 1, 1998
------------------------------------------------------------------------------

                                   TRADEMARK
                               PRINCIPAL REGISTER


                                   VIRAGUARD

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
ROST, INC. (FLORIDA CORPORATION)                   FOR:  ALL PURPOSE ANTI-VIRAL SURFACE
11800 28TH STREET NORTH                     DISINFECTANT,  IN CLASS 5 (U.S.  CLS.  6, 18, 44,
ST. PETERSBURG,  FL  33716                  46, 51 AND 52).
                                                 FIRST USE 7-29-1997; IN COMMERCE 11-18-1997.


                                                 SN 75-184,761, FILED 10-21-1996.

                                              BARNEY CHARLON, EXAMINING ATTORNEY

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